UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 13, 2005

THE YANKEE CANDLE COMPANY, INC.

(Exact Name of Registrant as Specified in Charter)

MASSACHUSETTS	002-15023	04 259 1416

(State or Other Juris-	(Commission	(IRS Employer
diction of Incorporation	File Number)	Identification No.)

16 YANKEE CANDLE WAY
SOUTH DEERFIELD, MASSACHUSETTS 01373

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (413) 665-8306

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
SIGNATURE

Item 5.02

Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     On April 13, 2005, the Board of Directors of The Yankee Candle Company, Inc. (the “Company”), upon the recommendation of the Nominating and Governance Committee, elected Vijay Vishwanath as a Class I director of the Company. Mr. Vishwanath is currently a partner in the Boston office of Bain & Company, a global strategy consulting firm. Mr. Vishwanath joined Bain & Company in 1987 and has led Bain’s consumer products practice since 1996. The Board of Directors will consider an appropriate committee assignment for Mr. Vishwanath at the Board’s next regularly scheduled meeting on June 2, 2005.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE YANKEE CANDLE COMPANY, INC.
Date: April 15, 2005	By:	/s/ James A. Perley
James A. Perley
Senior Vice President, General Counsel